EXHIBIT 99

FOR IMMEDIATE RELEASE

LOS ANGELES, Sept. 24 /PRNewswire-FirstCall/ – eUniverse, Inc. (OTC: EUNI – News), provided a corporate and financial update today including announcement of the date of its annual meeting of stockholders.

Online Gaming Initiative

eUniverse has recently formed a new subsidiary company called GameUniverse, Inc., in which the Company intends to consolidate its online gaming assets and holdings, including premier properties SkillJam.com and CasesLadder.com. GameUniverse has engaged a Seattle-based investment bank with expertise in the gaming space to help evaluate investment and merger & acquisition opportunities. GameUniverse, through Skilljam and CasesLadder, will be positioned as one of the Internet’s leading providers of online fee- based gaming solutions which include pay-per-play and subscription-based gaming products such as leagues, ladders, and tournaments, fee-based downloadable deluxe games, and advergaming products. Through GameUniverse, the Company will continue to focus on providing its online gaming solutions to a growing network of affiliate distribution partners which include some of the most trafficked portals and publishers on the internet. The gaming properties that will comprise GameUniverse now have over 8 million registered users.

“Recently we have been contacted by both private equity investment firms and existing partners that have initiated discussions of transactions ranging from direct investment to the outright acquisition of GameUniverse,” said Brad Greenspan, Chairman and CEO of eUniverse. “Clearly, the online gaming sector is developing as one of the next big online business opportunities. GameUniverse is expected to be well-positioned to grow organically in such exciting areas as SMS and wireless gaming, while also executing a roll-up strategy of smaller gaming properties. The interest levels we are encountering suggests that there is significant capital that can be deployed through GameUniverse to enable it to rapidly embark on such a growth strategy. We also believe that based on recent transactions completed in the online gaming space, eUniverse’s share price does not reflect the value of its gaming properties.”

The Company intends to explore potential structures such as minority equity spin-offs that would better monetize that value while minimizing dilution for eUniverse shareholders, however, no assurance can be given that a transaction will be consummated.

Annual Meeting of Stockholders

eUniverse’s Board of Directors has scheduled the Company’s 2003 annual meeting of stockholders (the “Annual Meeting”) for November 20, 2003. The Annual Meeting will be held at the Company’s corporate headquarters located in Los Angeles. The record date for the Annual Meeting will be October 23 and the Company expects to mail its Annual Report and proxy materials on or about November 1.

Update on Form 10Q Filings, Nasdaq Appeal and Financial Results for First Quarter of Fiscal Year 2004

The Company expects to file its overdue quarterly report for the quarter ended June 30, 2003 (“Q104”) within the next two weeks, and to file its amended quarterly reports with restated results for the first three quarters of fiscal year 2003 (the “Forms 10Q/A”) shortly thereafter. The Company expects to timely file its quarterly report for the current quarter ended September 30, 2003. Upon completing its Q104 and 10Q/A filings, the Company will again be current in its periodic reporting obligations. Thereafter, the Company could be eligible, upon the filing of a Form C211 with the SEC by a broker-dealer trading in the Company’s securities, to have its stock quoted on the OTC Bulletin Board. In addition, the Company has appealed the decision of a Nasdaq Listing Qualifications Panel (the “Panel”) to delist the Company’s securities by requesting that the Nasdaq Listing and Hearing Review Council (the “Council”) review the Panel’s decision. The Company cannot predict whether the Council will be inclined to uphold or reverse, modify or remand the decision of the Panel.

With respect to the Company’s financial results for the first quarter of fiscal year 2004, which are still being finalized, the Company experienced significant year over year quarterly revenue growth of 44%. Nevertheless, the Company’s Q104 results were negatively impacted by costs associated with closure of four underperforming lines of business, slower than expected results from the Company’s previously announced restructuring and cost-cutting initiatives, and costs associated with the Company’s restatement of financial results for the first three quarters of fiscal year 2003 (the “Restatement”). The Company expects to report revenue of approximately $15.5 million, with a net loss of $3 million to $3.5 million, which includes approximately $1.0 million of accounting and legal expenses incurred in connection with the Restatement. Overall business operations showed an improving monthly trend from April to June. The Company expects to provide updated annual revenue and earnings guidance once the Company has become current in its periodic filings. The Company also anticipates scheduling a conference call at such time to provide more detail on future plans, growth strategies, and other initiatives.

Update on Additional Financing

As the Company has previously disclosed, venture capital firm VantagePoint Venture Partners (“VPVP”) provided eUniverse with $2.0 million in debt financing which closed on July 15th 2003. The terms of a proposed second phase of the financing would permit VPVP to purchase $10 million of Series C Preferred Stock of the Company at $1.50 per share. There can be no assurance that the next phase of financing will ultimately be consummated. The Company’s continued ability to operate its business as presently conducted is dependent on securing this or other external financing.

About eUniverse

eUniverse, Inc. and its subsidiaries own and operate a compelling collection of predominantly online businesses engaged in interactive entertainment, electronic commerce and publishing, and direct-to-consumer marketing. The Company’s many popular destination Web sites attract millions of visitors who view, share and interact with eUniverse content, and who purchase an array of products and services from eUniverse and its advertisers. The Company’s holdings include the following: Flowgo (www.flowgo.com), one of the largest entertainment Web sites according to Nielsen/NetRatings; comedy site MadBlast (www.madblast.com); dating site Cupid Junction (www.cupidjunction.com); online computer gaming sites Case’s Ladder (www.CasesLadder.com) and Skill Jam (www.SkillJam.com), two of the premier properties, respectively, in the league, ladder and tournament and pay-to-play skill-based game spaces; and one of the largest e-mail newsletter portfolios, delivering content daily to many millions of subscribers with such titles as Infobeat, IntelligentX and GossipFlash.

Safe Harbor Statement

Information contained in this press release contains forward-looking statements that involve risks, uncertainties and assumptions about our business. No assurances can be given that the future results or events covered by such forward-looking statements will be achieved, and we assume no obligation to update any such forward-looking statements. The factors which could cause actual results or events to differ materially from those suggested by any such statements include, but are not limited to, those discussed in the Company’s annual report on Form 10-K filed with the Securities and Exchange Commission on August 22, 2003, which include risks or uncertainties associated with, among other things: actual demand by customers for our products and services and advertising and marketing inventory; changes in governmental or Internet Service Provider regulations and policies affecting commercial electronic communications; general economic conditions; risks related to the integration of acquisitions; the ability to locate and retain qualified personnel; the risk that the Company may encounter difficulties in connection with, or not experience benefits from, internal expansion; the risk that the Company will not be able to raise funds which are necessary to the Company’s continued ability to operate its business as presently conducted; the risk that attractive opportunities for monetizing the value of GameUniverse may not materialize; the availability of an exchange, quotation system or other mechanism through which the Company’s securities may be effectively publicly traded; the risk that the Company’s restructuring and cost-cutting initiatives may not result in anticipated savings; the outcome of an informal inquiry by the Securities and Exchange Commission in connection with the Company’s restatements; the outcome of litigation that has been filed in connection with the restatements; the possibility that stockholders or regulatory authorities may initiate additional proceedings against the Company or our officers and directors as a result of the restatements; and the level of professional fees and expenses incurred by the Company in connection with its restatements and regulatory and litigation proceedings. The preceding matters constitute cautionary statements identifying important factors with respect to such forward-looking statements, including certain risks and uncertainties that could cause actual results to vary materially from the future results covered in such forward-looking statements. Other factors could also cause actual results to vary materially from the future results covered in such forward- looking statements.